UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Intersections Inc. has been informed that on March 11, 2005, Michael R. Stanfield, its Chairman and Chief Executive Officer, entered into a stock trading plan which is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934. The plan provides for the sale of up to 140,000 shares of Intersections common stock issuable upon the exercise of stock options over the next six months, unless extended or terminated earlier. Sales are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

In the future, other officers and/or directors of the company may enter into stock trading plans which are intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2005

INTERSECTIONS, INC. By: /s/ Debra Hoopes Name: Debra Hoopes Title: CFO